UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

GELIA GROUP, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-186079	68-0682786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Rowayton Avenue, 2nd Floor
Rowayton, Connecticut 06853
Tel. (203) 803-1995
Fax (212) 656-1735
(Address of Principal Executive Offices)

Klenovy Blvd, 6-7
Moscow, Russia 115470
Tel. (702) 605-4165
 (former Address of Principal Executive Offices)

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 8, 2013, the board of directors of Gelia Group, Corp., a Nevada corporation (the “Company”), approved (i) a stock dividend of 3.272 shares for each share of common stock issued and outstanding as of the record date of November 4, 2013, and (ii) an amendment to its Articles of Incorporation to change the Company’s name to “Starstream Entertainment, Inc.” On October 8, 2013, the majority of the stockholders of the Company acting by written consent approved the stock dividend and the name change.

The Company is in the process of obtaining the necessary regulatory approvals for the stock dividend, the name change and corresponding trading symbol change.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2013	Gelia Group, Corp.

	By:	/s/ Kim Leadford
Name: Kim Leadford
Title: Chief Executive Officer